================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934
                                (Amendment No. )


Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]
Check the appropriate box:
[_]  Preliminary Proxy Statement
[_] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
[X]  Definitive Proxy Statement
[_]  Definitive Additional Materials
[_]  Soliciting Material Pursuant to ss.240.14a-12



                               SUTRON CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)



--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)



Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
     (1) Title of each class of securities to which transaction applies:

         -----------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:

         -----------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

         -----------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:

         -----------------------------------------------------------------------
     (5) Total fee paid:

         -----------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.
[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1) Amount Previously Paid:

         -----------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:

         -----------------------------------------------------------------------
     (3) Filing Party:

         -----------------------------------------------------------------------
     (4) Date Filed:

         -----------------------------------------------------------------------

         PERSONS WHO ARE TO RESPOND TO THE COLLECTION OF INFORMATION CONTAINED IN THIS FORM ARE NOT REQUIRED TO RESPOND UNLESS THE FORM DISPLAYS A CURRENTLY VALID OMB CONTROL NUMBER.

================================================================================

                               SUTRON CORPORATION
                              21300 RIDGETOP CIRCLE
                            STERLING, VIRGINIA 20166
                                 (703) 406-2800



                                                                  April 24, 2006



Dear Sutron Shareholder:

         You are cordially invited to our Annual Meeting of Shareholders on Wednesday, May 17, 2006, beginning at 1:30 p.m., local time, at Sutron's corporate headquarters, 21300 Ridgetop Circle, Sterling, Virginia. The enclosed notice of annual meeting sets forth the proposals that will be presented at the meeting, which are described in more detail in the enclosed proxy statement. The Board of Directors recommends that shareholders vote "FOR" these proposals.

         It is important that you use this opportunity to take part in Sutron's affairs by voting on the business to come before this meeting. Whether or not you expect to attend the meeting, please complete, date, sign and promptly return the accompanying proxy card in the enclosed postage-paid envelope so that your shares may be represented at the meeting. Returning the Proxy card does not deprive you of your right to attend the meeting and to vote your shares in person.

         We look forward to seeing you there.



                                                Very truly yours,

                                                /s/ Raul S. McQuivey
                                                Raul S. McQuivey
                                                Chairman of the Board, President
                                                and Chief Executive Officer

                               SUTRON CORPORATION
                              21300 RIDGETOP CIRCLE
                            STERLING, VIRGINIA 20166
                                 (703) 406-2800


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON MAY 17, 2006


TO THE HOLDERS OF COMMON STOCK OF SUTRON CORPORATION,

         Notice is hereby given that the Annual Meeting of Shareholders of Sutron Corporation will be held at 21300 Ridgetop Circle, Sterling, Virginia, on Wednesday, May 17, 2006, at 1:30 p.m., local time, for the following purposes:

         1. To elect five directors to hold office until the next annual election of directors and until their successors shall have been duly elected and qualified;

         2. To ratify the appointment of Thompson, Greenspon & Co., P.C. as independent accountants for fiscal year 2006; and

         3. To transact such other business as may properly come before the meeting and any adjournments thereof.

         Shareholders of record at the close of business on Tuesday, March 28, 2006, are entitled to notice of and to vote at the meeting.

         All shareholders are cordially invited to attend the meeting in person. However, to assure your representation at the meeting, we urge you to complete, sign, date and return the enclosed proxy card in the enclosed envelope as promptly as possible. If you attend the meeting, you may vote in person even if you have returned a proxy.



                                             By Order of the Board of Directors,

                                             /s/ Thomas N. Keefer
                                             Thomas N. Keefer
                                             Secretary

April 24, 2006

                               SUTRON CORPORATION
                              21300 RIDGETOP CIRCLE
                            STERLING, VIRGINIA 20166
                                 (703) 406-2800


                                 PROXY STATEMENT

         The enclosed Proxy is solicited on behalf of the Board of Directors of Sutron Corporation (the "Company") for use at its Annual Meeting of Shareholders to be held on Wednesday, May 17, 2006 at 1:30 p.m., local time, and at any adjournments thereof. The purposes of the meeting are set forth herein and in the accompanying Notice of Annual Meeting of Shareholders. The meeting will be held at the principal executive offices of the Company, 21300 Ridgetop Circle, Sterling, Virginia 20166. The approximate date on which this Proxy Statement and the Proxy Card were first sent to shareholders of the Company is April 24, 2006.

         After the enclosed Proxy Card is duly executed and returned, a shareholder may revoke the proxy at any time by written request that is received by the Secretary of the Company prior to the meeting or by voting in person at the meeting or by executing a later dated Proxy Card. The Proxy Card is in ballot form so that a specification may be made to vote for, or to withhold authority to vote for, the nominees for election as directors, or any of them, and to indicate whether the shareholder wishes to vote for or against, or abstain from voting upon the other proposal.


                          RECORD DATE AND VOTING RIGHTS

         Shareholders of record at the close of business on Tuesday, March 28, 2006 are entitled to notice of and to vote at the meeting. On March 28, 2006, the Company had outstanding and entitled to vote 4,295,551 shares of Common Stock. Each share of Common Stock entitles the holder to one vote on each matter to be voted upon at the meeting.

         The By-laws of the Company require that the holders of a majority of the outstanding shares of the Company's Common Stock entitled to vote at the Annual Meeting be present in person or represented by proxy in order for a quorum to exist for the transaction of business at that meeting. Abstentions and "broker non-votes" (which occur if a broker or other nominee does not have discretionary authority and has not received voting instructions from the beneficial owner with respect to the particular item) are counted for purposes of determining the presence or absence of a quorum for the transaction of business. Assuming that a quorum is present for the Annual Meeting, the five nominees for director who receive the highest number of votes cast will be elected. Abstentions and broker non-votes will have no effect on the outcome of the election of directors.

         The ratification of the appointment of the independent public accountants must be approved by the affirmative vote of a majority of the shares present in person or by proxy at the Annual Meeting and entitled to vote thereon. For purposes of this Proposal, abstentions are counted for purposes of calculating shares entitled to vote but are not counted as shares voting and therefore have the effect of a vote against such Proposal. For purposes of this Proposal, broker non-votes are not counted as shares entitled to vote and therefore have no effect with respect to such Proposal.

         Any Proxy Card which is returned by a Shareholder properly completed and which is not revoked will be voted at the Annual Meeting in the manner specified therein. Unless contrary instructions are given, the persons designated as proxy holders in the accompanying Proxy Card (or their substitutes) will vote "FOR" the election of the Board of Directors' nominees and "FOR" the ratification of the appointment of Thompson, Greenspon & Co., P.C. as independent accountants, and in the proxy holders' discretion with regard to all other matters properly brought before the meeting. Any unmarked proxies, including those submitted by brokers (other than broker non-votes) or nominees will be voted in favor of the nominees for the Board of Directors and other proposals, as indicated in the accompanying Proxy Card. WE URGE YOU TO VOTE YOUR SHARES WITHOUT DELAY.

         The Company will bear the cost of preparing this Proxy Statement and the other costs of soliciting Proxies for the 2006 Annual Shareholders Meeting. In addition to solicitation by mail, solicitations may be made by personal interview or telephone by officers and employees of the Company, acting without additional compensation. Sutron anticipates that banks, brokerage houses, and other custodians, nominees, and fiduciaries will forward this material to beneficial owners of shares of Common Stock entitled to vote at the Annual Meeting, and such persons will be reimbursed by Sutron for the out-of-pocket expenses incurred by them.


                             PRINCIPAL SHAREHOLDERS

         The following table sets forth the names and addresses of all persons who beneficially owned, to the knowledge of the Company, more than 5% of the issued and outstanding shares of the Company's Common Stock on March 28, 2006.

                                                                PERCENTAGE
NAME AND ADDRESS OF                  NUMBER OF SHARES            OF SHARES
BENEFICIAL OWNER                    BENEFICIALLY OWNED         OUTSTANDING(1)
----------------------              ------------------         --------------
Raul S. McQuivey, Ph.D.                 914,436 (2)                 21.3%
Kenneth W. Whitt                        587,000 (3)                 13.7%
Thomas N. Keefer, Ph.D.                 395,000 (4)                  9.2%
Daniel W. Farrell                       269,660 (5)                  6.3%
Yorktown Avenue Capital, LLC,
Boulder  Capital, LLC and
Boston Avenue Capital, LLC              248,000 (6)                  5.8%

(1) As of March 28, 2006, the Company had 4,295,551 shares of Common Stock outstanding. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of Common Stock, which that person could purchase by exercising outstanding options and options that will become exercisable within 60 days of March 28, 2006, are deemed outstanding. Such shares, however, are not deemed outstanding for the purpose of computing the percentage ownership of any other person. Each natural person named in the table above has an address in care of Sutron Corporation, 21300 Ridgetop Circle, Sterling, Virginia 20166.

(2) Dr. McQuivey's holdings consist of 710,836 shares held by Dr. Raul S. McQuivey and Karen T. McQuivey, Dr. McQuivey's wife, as Trustees for the Raul S. McQuivey Trust and the Karen T. McQuivey Trust and 203,600 shares subject to options exercisable within 60 days after March 28, 2006.

(3) Mr. Whitt's holdings consist of 587,000 shares owned by Kenneth W. Whitt and Eva D. Whitt, Mr. Whitt's wife, as Joint Tenants with a Right of Survivorship.

(4) Dr. Keefer's holdings consist of 380,000 shares that are held by Dr. Thomas N. Keefer and Sally E. Keefer, Dr. Keefer's wife, as Joint Tenants with a Right of Survivorship and 15,000 shares subject to options exercisable within 60 days after March 28, 2006.

(5) Mr. Farrell's holdings consist of 139,460 shares that are held by Daniel W. Farrell and Jill E.

Farrell, Mr. Farrell's wife, as Joint Tenants with a Right of Survivorship and 130,200 shares subject to options exercisable within 60 days after March 28, 2006.

(6) Information regarding the number of shares of Common Stock beneficially owned by Yorktown Avenue Capital, LLC, Boulder Capital, LLC and Boston Avenue Capital, LLC is based on the most recent Schedule 13G filed by Yorktown Avenue Capital, LLC, Boulder Capital, LLC, Boston Avenue Capital, LLC and Charles M. Gillman who is the manager of all three limited liability companies, which reports as of September 1, 2005 that Yorktown Avenue Capital, LLC, Boulder Capital, LLC and Boston Avenue Capital, LLC beneficially own 248,000 shares of common stock, for which it has sole voting power as to 248,000 shares and sole dispositive power as to 248,000 shares. The address of Yorktown Avenue Capital, LLC, Boulder Capital, LLC and Boston Avenue Capital, LLC is 415 South Boston, Tulsa, Oklahoma 74103.


                              ELECTION OF DIRECTORS

         The nominees for directors are Dr. Raul S. McQuivey, Daniel W. Farrell, Robert F. Roberts, Jr., Andrew D. Lipman and Thomas R. Porter. All nominees are presently directors of the Company. Mr. Roberts, Mr. Lipman and Mr. Porter are non-employees of the Company and are independent as defined by Nasdaq listing standards and therefore result in a majority of the Company's Board of Directors being independent in accordance with Nasdaq listing standards.

         The Board of Directors of the Company recommends the election of the nominees to serve as directors of Sutron until the fiscal year 2007 Annual Meeting of Shareholders and until their successors have been duly elected and qualified or until the director's earlier death, resignation or removal. In the event that any nominees for directors should be unavailable to serve, which is not anticipated, the Board of Directors, in its discretion, may designate substitute nominees, in which event Proxies received by the Board of Directors will be voted for such substitute nominees.

         The five nominees for director who receive the highest number of votes cast by the holders of shares entitled to vote in the election of directors at the Annual Meeting will be elected. All duly submitted and unrevoked Proxy Cards will be voted "FOR" the nominees selected by the Board of Directors except where authorization to vote is withheld.


                             NOMINEES FOR DIRECTORS

         Set forth below, for each nominee, are his name and age, his positions with the Company, his principal occupation and business experience during at least the past five years and the year of the commencement of his term as a director of the Company:

         Raul S. McQuivey, Ph.D., age 67, has served as a director since 1976 and as President, Chief Executive Officer, and Chairman of the Board of Directors since January 1989. Dr. McQuivey served as Executive Vice President from September 1980 to January 1989, Treasurer of the Company from March 1983 to March 1984 and as Secretary from March 1983 until September 1989. Dr. McQuivey earned a B.S. in Civil Engineering from Utah State University in 1961, an M.S. in Civil Engineering (Hydraulics) from Colorado State University in 1963, and a Ph.D. in Civil Engineering (Hydraulics, Hydrology and Fluid Mechanics) from Colorado State University in 1967. He is a Registered Professional Engineer.

         Daniel W. Farrell, age 53, has served as a director since May 1988 and as Vice President of the Company since March 1984. Mr. Farrell has been over the Company's Research and Development Division since August 1989. Prior to managing the Research and Development Dision, Mr. Farrell was a Project Manager in the Water Resources Division. Mr. Farrell joined the Company in September 1976 as a staff scientist. Mr. Farrell received a B.S. in Chemistry from Brigham Young University in 1976.

         Robert F. Roberts, Jr., age 55, has served as a director since May 2003 and as the Chairman of the Compensation Committee of the Board of Directors since July 2005 and is also a member of the Corporate Governance and Nominating and Audit Committees of the Board. Mr Roberts was the founder, CEO and Chairman of Concepts Automation from 1975 to 1995. Concepts Automation, a computer systems integrator, grew from a one-man operation to employing over 220 people in six offices. Federal and state government agencies and Fortune 1000 companies were the primary clients. Sales in 1995 were in excess of $100 million when the company was sold. Mr. Roberts has served as a Director for Colgan Airways, a regional commuter airline from 1990 to present, as a Principal for Foresight Funding that manages private investments in tax free bonds, real estate and corporate obligations from 1995 to present and as Chairman, Trustee of Wakefield School, a private school that offers a classical curriculum for grades Pre-K to 12 from 1990 to present. Mr. Roberts received an Associates degree in Business Management from Northern Virginia Community College.

         Andrew D. Lipman, age 54, has served as a director since June 2005 and as the Chairman of the Corporate Governance and Nominating Committee of the Board of Directors since July 2005 and is also a member of the Compensation and Audit Committees of the Board. Mr. Lipman is a partner and head of the Telecommunications, Media and Technology Group of Bingham McCutchen LLP, formerly Swidler Berlin, LLP, an international law firm since 1988. He is currently Vice Chairman of the firm. From 1987 to 1997, Mr. Lipman also served as Senior Vice President for Legal and Regulatory Affairs for MFS Communications, Co., a competitive telecommunications provider. He also currently serves as a member of the boards of directors of MPower Communications, a competitive telecom carrier; TMNG Inc., a telecommunications-related consulting firm and Nu Skin Enterprises, a personal care and nutritional supplements provider. He received a B.A. degree, summa cum laude, from the University of Rochester and a J.D. degree from Stanford University.

         Thomas R. Porter, age 54, has served as a director since June 2005 and as the Chairman of the Audit Committee of the Board of Directors since July 2005 and is also a member of the Compensation and Corporate Governance and Nominating Committees of the Board. Mr. Porter is the Managing Member and Co-Founder of Value Consultants, LLC, a firm specializing in the provision of expert witness and litigation consulting services in 1996. Mr. Porter worked in the Defense Consulting Group of Peat, Marwick Mitchell & Co. from 1978-1983. From 1983 to 1989, he worked for the firm Laventhol & Horwath, CPAs and rose to the level of principal. From 1989 to 1993, Mr. Porter was the president of a management company and the chief financial officer of a privately-held distributor of building products. He was Director of Litigation Services for the Washington D.C. office of Grant Thornton, LLP from 1993 until 1996. Mr. Porter is a Certified Public Accountant' an attorney, a Certified Forensic Financial Analyst and a Certified Valuation Analyst. He received a B.S. and a M.S. in Industrial Engineering from the Georgia Institute of Technology and a J.D. degree from the George Washington University.


                          BOARD AND COMMITTEE MEETINGS

         During fiscal 2005, the Board held six meetings, including telephone conference meetings, and took six actions by written consent. The three standing committees of the Board are the Audit Committee, the Compensation Committee and the Corporate Governance and Nominating Committee. No director attended fewer than 75% of the aggregate of the total number of meetings of the Board and the total number of meetings held by all committees of the Board on which he served (during the periods that he served) with the exception of Mr. Roberts, who due to health reasons, attended 50% of the meetings.

AUDIT COMMITTEE Mr. Porter, Mr. Lipman and Mr. Roberts are the current members of the Audit Committee. Mr. Porter, the Chairman of the Audit Committee, was elected as Chairman of the Audit

Committee in July 2005. The Board has determined that Mr. Porter is the "audit committee financial expert" as defined by the rules of the Securities and Exchange Commission. The Audit Committee met three times during fiscal 2005. The Audit Committee's primary responsibilities are to provide oversight of the Company's accounting and financial controls, review the scope of and procedures to be used in the annual audit, review the financial statements and results of the annual audit, and retain and evaluate the performance of the independent accountants and the Company's financial and accounting personnel. Each current member of the Audit Committee meets the independence and other requirements to serve on our Audit Committee under the rules of the SEC and listing standards of The Nasdaq Stock Market. The Audit Committee has a formal charter that is attached as Appendix "1" to this Proxy Statement.

         COMPENSATION COMMITTEE Mr. Roberts, Mr. Lipman and Mr. Porter are the current members of the Compensation Committee. Mr. Roberts serves as the Chairman of the Compensation Committee and was appointed to that position in July 2005. The Compensation Committee met two times during fiscal 2005. The principal responsibilities of the Compensation Committee are to establish the general compensation policy for Sutron. The Compensation Committee reviews and establishes base salary levels and target bonuses for the Company's Chief Executive Officer and other executive officers each year. The Compensation Committee also administers the Company's 1996, 1997 and 2002 Amended and Restated Stock Option Plans. The Compensation Committee does not currently have a formal charter.

         NOMINATING COMMITTEE Mr. Lipman, Mr. Porter and Mr. Roberts are the current members of the Corporate Governance and Nominating Committee. Mr. Lipman is the Chairman of the Nominating Committee and was appointed to that position in July 2005. The Nominating Committee met one time in fiscal 2005. The principal responsibilities of the Nominating Committee are to identify and recommend to the Board of Directors individuals qualified to become Board of Directors' members, to recommend to the Board of Directors corporate governance principles, and to lead the Board of Directors in complying with its corporate governance principles. Each current member of the Corporate Governance and Nominating Committee meets the independence and other requirements to serve on our Corporate Governance and Nominating Committee under the rules of the SEC and listing standards of The Nasdaq Stock Market. The Nominating Committee does have a formal charter that is available on the Company's web site at www.sutron.com under "Investor Information."


                           DIRECTOR NOMINATION PROCESS

         The Company did not engage a third party to assist in identifying and evaluating the individuals nominated for election as directors at this meeting. Historically, the Board has relied on recommendations from its members to identify nominees. In considering whether to nominate any particular candidate for election to the Board, the Board uses various criteria to evaluate each candidate, including an evaluation of each candidate's integrity, business acumen, knowledge of the Company's business and industry, experience, diligence, conflicts of interest and the ability to act in the interests of the Company's shareholders. The Board evaluates biographical information and interviews selected candidates. The Board also considers whether a potential nominee would satisfy the Nasdaq listing standards for "independence" and the SEC's definition of "audit committee financial expert." The Board does not assign specific weights to particular criteria and no particular criterion is a prerequisite for each prospective nominee. The Company believes that the backgrounds and qualifications of its directors, considered as a group, should provide a composite mix of experience, knowledge and abilities that will allow the Board to fulfill its responsibilities.

         The Company does not have a formal policy with regard to the consideration of director candidates recommended by its shareholders; however shareholder recommendations relating to director nominees may be submitted in accordance with the procedures set forth below under the heading "Communicating with the Board of Directors."

                    COMMUNICATING WITH THE BOARD OF DIRECTORS

         Shareholders who wish to send communications to the Board may do so by writing to the Secretary of the Company, Sutron Corporation, 21300 Ridgetop Circle, Sterling, Virginia 20166. The mailing envelope must contain a clear notation indicating that the enclosed letter is a "Shareholder-Board Communication." All such letters must identify the author as a shareholder and must include the shareholder's full name, address and a valid telephone number. The name of any specific intended Board recipient should be noted in the communication. The Secretary will forward any such correspondence to the intended recipients; however, prior to forwarding any such correspondence, the Secretary or his designee will review such correspondence, and in his or her discretion, may not forward communications that relate to ordinary business affairs, communications that are primarily commercial in nature, personal grievances or communications that relate to an improper or irrelevant topic or are otherwise inappropriate for the Board's consideration.


              DIRECTOR ATTENDANCE AT ANNUAL MEETING OF SHAREHOLDERS

         Although the Company does not have a policy with regard to Board members' attendance at the Company's annual meeting of shareholders, all directors are encouraged to attend the annual meeting. All five members of the Board of Directors attended the 2005 Annual Meeting of Shareholders.


                            COMPENSATION OF DIRECTORS

         The Company has no arrangement by which any of its officers are compensated for their services as directors and, therefore, Mr. Farrell and Dr. McQuivey did not and will not receive any additional remuneration for their services as directors. On December 22, 2005, the Board of Directors of Sutron Corporation approved a compensation plan for its independent directors. The plan provides that each independent director will be paid an annual retainer through a grant of stock options in the amount of 5,000 shares of Common Stock of Sutron Corporation that will vest over a one-year period from the date of grant, which will be the date of the Annual Meeting of Shareholders. The grant date for 2005 stock options was not retroactive to the June 1, 2005, the date of the 2005 Annual Meeting of Shareholders, but became effective as of December 22, 2005 and the options vested immediately.

         Each independent director is paid an attendance fee of $1,500 for each meeting of the Board of Directors where the director is physically present and $500 for each meeting attended telephonically. Also, each independent director is paid an attendance fee of $1,000 for each committee meeting of the Board of Directors where the director is physically present and $500 for each meeting attended telephonically. There is no additional compensation when the committee meeting is held in conjunction with a Board meeting. Travel expenses are reimbursed at actual cost.


                                 CODE OF ETHICS

         The Company has adopted a Code of Ethics that applies to all directors and employees, including the Company's principal executive officer, principal financial officer, principal accounting officer and controller. The Code of Ethics is posted on the Company's website at www.sutron.com under Investor Information."


                      MANAGEMENT OWNERSHIP OF COMMON STOCK

         Set forth below is information concerning stock ownership of each named executive officer, director and director nominee, and all directors and executive officers of the Company as a group, as of March 28, 2006. The information as to securities beneficially owned are, in each instance, based upon information furnished by each individual. As to the shares shown to be beneficially owned, the owner has sole investment and voting power, unless otherwise indicated.

                                             NUMBER OF SHARES         PERCENT OF
BENEFICIAL OWNER                            BENEFICIALLY OWNED        CLASS (1)
----------------                            ------------------        ---------
Raul S. McQuivey, Ph.D. (2)                       914,436                21.3%
Thomas N. Keefer, Ph.D. (3)                       395,000                 9.2%
Daniel W. Farrell  (4)                            269,660                 6.3%
Sidney C. Hooper (5)                              196,200                 4.6%
Robert F. Roberts (6)                              25,000                  .6%
Andrew D. Lipman(7)                                 5,000                  .1%
Thomas R. Porter(8)                                 5,000                  .1%
All executive officers and
directors as a group (7 in number)              1,810,296                42.2%


(1)  See Note 1 under "PRINCIPAL SHAREHOLDERS".

(2)  See Note 2 under "PRINCIPAL SHAREHOLDERS".

(3)  See Note 4 under "PRINCIPAL SHAREHOLDERS".

(4)  See Note 5 under "PRINCIPAL SHAREHOLDERS".

(5) Includes 36,000 shares owned by Sidney C. Hooper and Malissa C. Hooper, Mr. Hooper's wife, as Joint Tenants with a Right of Survivorship and 160,200 shares subject to options exercisable within 60 days after March 28, 2006.

(6) Includes 25,000 shares subject to options exercisable within 60 days after March 28, 2006.

(7) Includes 5,000 shares subject to options exercisable within 60 days after March 28, 2006.

(8) Includes 5,000 shares subject to options exercisable within 60 days after March 28, 2006.



                               EXECUTIVE OFFICERS

         The following table furnishes information concerning Sutron's executive officers as of March 28, 2006.

Name                       Age             Title
----                       ---             -----
Raul S. McQuivey           67              Chief Executive Officer and President
Daniel W. Farrell          53              Vice President
Sidney C. Hooper           47              Chief Financial Officer and Treasurer
Thomas N. Keefer           61              Vice President and Secretary

         The biographies for Messrs. McQuivey and Farrell are provided under the heading "Nominees for Directors."

         Sidney C. Hooper, age 47, has served as the Chief Financial Officer of the Company since 2003 and as Treasurer since May 1993. Mr. Hooper joined the Company in August 1989 and was promoted to the position of Controller in January 1990. Prior to joining the Company, Mr. Hooper served as a Senior Accountant with Arthur Andersen & Company. Mr. Hooper received a B.S. in Accounting from Brigham Young University in 1983 and a Master of Accountancy from Brigham Young University in 1984.

         Thomas N. Keefer, Ph.D., age 61, has served as Vice President of Software Support Services since 1997. He joined the Company in January 1977, as a Project Engineer and served as the Vice President of the Water Resources Division and the Integrated Systems Division from 1981 to 1997. Dr. Keefer has earned three degrees from Colorado State University, a B.S. in Civil Engineering in 1967, an M.S. in Civil Engineering (Hydraulics) in 1969 and a Ph.D. in Civil Engineering (Hydraulics, Hydrology and Fluid Mechanics) in 1971. He is a Registered Professional Engineer.


                         EXECUTIVE OFFICER COMPENSATION

         The following summary compensation table sets forth information concerning the annual and long-term compensation paid by us during the last three completed years to our chief executive officer, and other executive officers, whom we refer to as our "Named Executive Officers."


                           SUMMARY COMPENSATION TABLE

                                                         Long Term Compensation
                                                         -----------------------
                               Annual Compensation               Awards            Payouts
                           ---------------------------   -----------------------   -------
                                                 Other                Securities              All Other
Name and                                        Annual   Restricted   Underlying    LTIP       Compen-
Principal                                       Compen-    Stock       Options/    Payouts     sation
Position            Year    Salary     Bonus    sation     Awards       SARs(#)      ($)         ($)
-----------------   ----   --------   -------   ------   ----------   ----------   -------   ------------
Raul S. McQuivey    2005   $177,000   $20,000       --           --           --        --   $ 17,098 (1)
CEO                 2004   $167,556   $32,270       --           --           --        --   $ 14,890 (1)
                    2003   $164,317        --       --           --           --        --   $  3,148 (1)

Daniel W. Farrell   2005   $146,854   $14,420       --           --           --        --   $ 14,011 (2)
Vice President      2004   $141,781   $27,306       --           --           --        --   $ 13,606 (2)
                    2003   $136,377        --       --           --           --        --   $  3,133 (2)

Sidney C. Hooper    2005   $143,910   $15,000       --           --           --        --   $ 15,254 (3)
CFO and Treasurer   2004   $125,807   $25,000       --           --           --        --   $ 12,464 (3)
                    2003   $114,250        --       --           --           --        --   $  4,519 (3)

Thomas N. Keefer    2005   $104,234   $ 7,500       --           --           --        --   $  6,827 (4)
Vice President      2004   $100,000   $10,000       --           --           --        --   $  6,827 (4)
                    2003   $ 98,500        --       --           --           --        --   $  3,133 (4)

(1) The amounts shown in this column for Dr. McQuivey are comprised of the following: (i) in 2005, 2004 and 2003 a payment of $3,148 for life insurance premiums on term life insurance and (ii) in 2005 a profit sharing contribution of $13,950 to the Company's 401(k) Profit Sharing Plan and in 2004 a profit sharing contribution of $11,742 to the Company's 401(k) Profit Sharing Plan on behalf of Dr. McQuivey.

(2) The amounts shown in this column for Mr. Farrell are comprised of the following: (i) in 2005 a payment of $630 for life insurance premiums on term life insurance, in 2004 a payment of $1,418 for life insurance premiums on term life insurance and in 2003 a payment of $1,175 for life insurance premiums on term life insurance, (ii) in 2005 a profit sharing contribution of $11,310 to the Company's 401(k) Profit Sharing Plan and in 2004 a profit sharing contribution of $8,304 to the Company's 401(k) Profit Sharing Plan on behalf of Mr. Farrell and (iii) in 2005 value of auto allowance relating to personal use of $2,071, in 2004 value of auto allowance relating to personal use of $3,884 and in 2003 value of auto allowance relating to personal use of $1,958.

(3) The amounts shown in this column for Mr. Hooper are comprised of the following: in 2005, 2004 and 2003 a payment of $355 for life insurance premiums on term life insurance, (ii) in 2005 a profit sharing contribution of $10,739 to the Company's 401(k) Profit Sharing Plan and in 2004 a profit sharing contribution of $7,984 to the Company's 401(k) Profit Sharing Plan on behalf of Mr. Hooper and (iii) in 2005 value of auto allowance relating to personal use of $4,160, in 2004 value of auto allowance relating to personal use of $4,125 and in 2003 value of auto allowance relating to personal use of $4,164.

(4) The amounts shown in this column for Dr. Keefer are comprised of the following: (i) in 2005 and 2004 a payment of $743 for life insurance premiums on term life insurance and in 2003 a payment of $3,133 for life insurance premiums on term life insurance and (ii) in 2005 a profit sharing contribution of $6,460 to the Company's 401(k) Profit Sharing Plan and in 2004 a profit sharing contribution of $6,084 to the Company's 401(k) Profit Sharing Plan on behalf of Dr. Keefer.


                      OPTION/SAR GRANTS IN LAST FISCAL YEAR

         There were no options/SAR grants for the year ended December 31, 2005 to the Named Executive Officers.


               AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                      AND FISCAL YEAR-END OPTION/SAR VALUE

         The following table summarizes information relating to stock exercises during the fiscal year ended December 31, 2005 by the Named Executive Officers.

                                                                          Value of
                                                                         Unexercised
                     Shares                   Number of Securities      In-the-Money
                    Acquired                 Underlying Unexercised    Options/SARs at
                       on                    Options/SARs at FY-End     FY-End ($)(1)
                    Exercise     Value           (#)Exercisable/        Exercisable/
     Name             (#)     Realized ($)        Unexercisable         Unexercisable
-----------------   -------   ------------   ----------------------    ---------------
Raul S. McQuivey       0          0                 203,600/0          $1,496,460/$0

Daniel W. Farrell      0          0                 130,200/0            $956,970/$0

Sidney C. Hooper       0          0                 160,200/0          $1,177,470/$0

Thomas N. Keefer       0          0                  15,000/0            $110,250/$0


(1) On December 31, 2005, the closing price of the Company's Common Stock on the Nasdaq Capital Market was $7.35.


             LONG-TERM INCENTIVE PLANS - AWARDS IN LAST FISCAL YEAR

         The Company did not award long-term incentive plan awards to the Named Executive Officers during the fiscal year 2005.

                      EQUITY COMPENSATION PLAN INFORMATION

         The following table provides information about the securities authorized for issuance under the Company's equity compensation plans as of December 31, 2005:

                                                              Weighted          Number of Securities
                                      Number of               Average          Remaining Available for
                               Securities to be Issued    Exercise Price of        Future Issuance
                                   Upon Exercise of         Outstanding       Under Equity Compensation
                                 Outstanding Options,    Options, Warrants              Plans
                               Warrants and Rights (1)       and Rights                  (2)
                               -----------------------   ------------------   -------------------------
Equity compensation plans
approved by shareholders                  --                     --                       --
Equity compensation plans
not approved by shareholders           739,333                 $ .98                   225,667
                               -----------------------   ------------------   -------------------------
   Total                               739,333                 $ .98                   225,667
                               =======================   ==================   =========================

(1) Includes the Company's 1996 Amended and Restated Stock Option Plan, 1997 Amended and Restated Stock Option Plan and 2002 Amended and Restated Stock Option Plan.

(2) Includes shares issuable under the 1996 Amended and Restated Stock Option Plan and 2002 Amended and Restated Stock Option Plan.


                              EMPLOYMENT AGREEMENTS

         The Company does not have any Employment Agreements and has no other plan or arrangement which would result in any executive officer receiving compensation as a result of their resignation, retirement or any other termination of employment with the Company. Option agreements do provide for the immediate vesting of all unvested stock options in the event of a change in control of the Company.


                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         In 2003, the Company changed its banking relationship from M&T Bank to BB&T Bank. One aspect of the change was a reduction in the borrowing base amount due to the exclusion of inventory as collateral for borrowings. The Company obtained additional funds in the amount of $330,000 that were used for working capital by issuing promissory notes to Robert F. Roberts, Jr., Raul S. McQuivey and Thomas N. Keefer. These notes were payable on April 12, 2004. Mr. Robert's note was repaid in April 2004 including interest in the amount of $8,422. Mr. McQuivey and Mr. Keefer's notes were repaid in September 2004 including interest of $6,213 and $3,575, respectively.


Name                      Relationship        Issue Date      Note Amount  Rate
----------------------  ----------------  ------------------  -----------  -----
Robert F. Roberts, Jr.      Director      September 15, 2003  $200,000.00  7.25%
Raul S. McQuivey        Officer/Director   August 28, 2003    $ 80,000.00  7.25%
Thomas N. Keefer        Officer/Director  September 8, 2003   $ 50,000.00  7.25%
                                                              -----------
                                                              $330,000.00
                                                              ===========

                COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

         Under the securities laws of the United States, the Company's directors and its executive officers are required to report ownership of the company's Common Stock and any changes in that ownership to the Securities and Exchange Commission. Specific due dates for these reports have been established and the Company is required to disclose in this proxy statement any failure to file by these dates during 2005. Mr. Lipman, Mr. Porter and Mr.Roberts were subject to the reporting requirement of Section 16(a) and were delinquent in filing required reports on Form 4. Mr. McQuivey was delinquent in filing one required report on Form 4.


                          REPORT OF THE AUDIT COMMITTEE

         This Report of the Audit Committee of the Company's Board of Directors (the "Audit Committee") is required by the Securities and Exchange Commission and shall not be deemed to be incorporated by reference into any filing under the Securities Act or under the Exchange Act by any general statement incorporating by reference this Proxy Statement, and shall only be incorporated into other filings to the extent that the Company specifically incorporates this information by reference, and shall not be deemed soliciting material or filed under the Securities Act or Exchange Act.

         The Audit Committee is composed of three independent directors and operates under a written charter approved by the Audit Committee and adopted by the Board. Thomas R. Porter, Andrew D. Lipman and Robert F. Roberts, Jr. are the current members of the Audit Committee. The Audit Committee's primary responsibilities are to provide oversight of the Company's accounting and financial controls, review the scope of and procedures to be used in the annual audit, review the financial statements and results of the annual audit, and retain and evaluate the performance of the independent accountants and the Company's financial and accounting personnel.

         The Company's management has the primary responsibility for the financial statements and reporting process, which includes the Company's systems for internal control. Thompson, Greenspon & Co., the Company's independent auditor, is responsible for performing an independent audit of the Company's financial statements in accordance with standards established by the Public Company Accounting Oversight Board, expressing an opinion, based on its audit, as to the conformity of such financial statements with accounting principles generally accepted in the United States. The Audit Committee's responsibility is to monitor and oversee these processes, including by engaging in discussions with management and the Company's independent registered public accounting firm.

         The Audit Committee members are not professional accountants or auditors, and their role is not intended to duplicate or certify the activities of management and the independent registered public accounting firm, nor can the Committee certify that the independent registered public accounting firm is "independent" under applicable rules. The Committee serves a board-level oversight role, in which it provides advice, counsel and direction to management and the independent registered public accounting firm on the basis of the information it receives, discussions with management and the independent registered public accounting firm, and the experience of the Committee's members in business, financial and accounting matters.

         In carrying out its oversight responsibilities, the Board met with management and reviewed with management the audited consolidated financial statements included in the Annual Report on Form 10-KSB for the fiscal year ended December 31, 2005. The review included a discussion of the quality and acceptability of the Company's financial reporting and controls, including the reasonableness of significant judgments and the clarity of disclosures in the consolidated financial statements.

         The Board also reviewed with Thompson, Greenspon & Co., who are responsible for expressing an opinion on the conformity of the Company's audited financial statements with generally accepted accounting principles, their judgments as to the quality and the acceptability of the Company's financial reporting and such other matters as are required to be discussed with the Board under generally accepted auditing standards and SAS (Statement on Auditing Standards) 61 as amended by Statement on Auditing Standards No. 90 (Audit Committee Communications). In addition, the Board discussed with Thompson, Greenspon & Co. their independence from management and the Company, including the matters in their written disclosures required by the Independence Standards Board, including Standard No. 1, and received written disclosures required by that standard. The Board has considered whether the independent auditors' provision of non-audit services to the Company is compatible with the auditors' independence. The Board held a private session with the Company's independent auditors, Thompson, Greenspon & Co., at which candid discussions of financial management, accounting and internal controls took place.

         In reliance on the reviews and discussions referred to above, the Audit Committee recommended that the audited consolidated financial statements be included in the Annual Report on Form 10-KSB for the fiscal year ended December 31, 2005 for filing with the Securities and Exchange Commission.

AUDIT COMMITTEE
Thomas R. Porter, Chairman
Andrew D. Lipman
Robert F. Roberts, Jr.



           RATIFICATION OF THE APPOINTMENT OF INDEPENDENT ACCOUNTANTS

         The Board of Directors considers it desirable that its appointment of the firm of Thompson, Greenspon & Co. as independent registered public accounting firm of the Company for fiscal year 2006 be ratified by the shareholders. Thompson, Greenspon & Co. has certified the Company's financial statements for all years beginning in 1976. Representatives of Thompson, Greenspon & Co. will be present at the Annual Meeting, will be given an opportunity to make a statement if they so desire, and will be available to respond to appropriate questions from the shareholders.

         The Board of Directors recommends a vote "FOR" ratification of the appointment of Thompson, Greenspon & Co. and the enclosed proxy will be so voted unless a vote against the proposal or an abstention is specifically indicated. If this proposal is not approved at the Annual Meeting, the Audit Committee may reconsider its selection of Thompson, Greenspon & Co.

         Aggregate fees for professional services rendered to the Company by Thompson, Greenspon & Co. as of or for the years ended December 31, 2005 and 2004 are summarized in the table below.

                                  2005           2004
                               ----------     ----------
         Audit                 $   55,000     $   50,803
         Audit-related                  0              0
         Tax                        7,500          5,000
         All other                  1,500          1,627
                               ----------     ----------
         Total                 $   64,000     $   57,430
                               ==========     ==========

         Audit fees for the years ended December 31, 2005 and 2004, respectively, were for professional services rendered for the audits of the financial statements of the Company, income tax provision procedures and assistance with review of documents filed with the SEC.

         Tax fees as of the years ended December 31, 2005 and 2004, respectively, were for services related to tax compliance, including the preparation of tax returns, tax planning and tax advice.

         All other services include a transfer pricing review done in regards to income tax filings for Sutron's Branch Office in India and research on stock option expense requirements under SFAS No. 123(R). The Company did not incur any fees for audit-related work.


              AUDIT COMMITTEE PRE-APPROVAL POLICIES AND PROCEDURES

         During Fiscal 2005, the Board pre-approved all services (audit and permitted non-audit services) provided to Sutron by the Company's independent auditor. The Board however has not adopted written policies and procedures in regards to pre-approval of audit and permitted non-audit services.


                                  OTHER MATTERS

         The Board of Directors knows of no other business that will be presented for consideration at the 2006 Annual Meeting of Shareholders. The enclosed Proxy confers upon the person or persons entitled to vote the shares represented thereby discretionary authority to vote such shares in accordance with their best judgment with respect to other business that may come before the 2006 Annual Meeting of Shareholders in addition to the scheduled items of business.

         A copy of the Company's Annual Report for 2005, which includes financial statements and other information concerning the Company, is included with this Proxy material. Upon the written request by any shareholder entitled to vote at the 2006 Annual Meeting of Shareholders, the Company will furnish that person without charge a copy of the Company's Form 10-KSB Annual Report for 2005 which is filed with the Securities and Exchange Commission, including the financial statements and schedules thereto, but excluding the exhibits thereto.


                             SHAREHOLDERS PROPOSALS

         Any shareholder proposals intended to be presented at Sutron's 2007 Annual Meeting of Shareholders must be received by Sutron at its offices at 21300 Ridgetop Circle, Sterling, Virginia 20166, on or before December 6, 2006, for consideration for inclusion in the proxy material for such Meeting.

         If a shareholder of the Company wishes to present a proposal before the 2007 Annual Meeting, but does not wish to have the proposal considered for inclusion in the Company's proxy statement and proxy card, such shareholder must also give written notice to the Secretary of the Company at the address noted above. The Secretary must receive such notice by March 12, 2007, and if a shareholder fails to provide such timely notice of a proposal to be presented at the 2007 Annual Meeting, the proxies designated by the Company's Board of Directors will have discretionary authority to vote on any such proposal.


                                             By Order of the Board of Directors,

                                             /s/ Thomas N. Keefer
                                             Thomas N. Keefer
                                             Secretary
April 24, 2006

                                   APPENDIX 1
                                   ----------

                   SUTRON CORPORATION AUDIT COMMITTEE CHARTER
                   ------------------------------------------

                                      ROLE
                                      ----

         The Audit Committee ("the Committee") of the Board of Directors ("the Board") of Sutron Corporation ("the Company") assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and reporting practices of the Company, and such other duties as directed by the Board. The Committee's purpose is to oversee the accounting and financial reporting processes of the Company, the audits of the Company's financial statements, and the qualifications of the public accounting firm engaged as the Company's independent auditor to prepare or issue an audit report on the financial statements of the Company. The Committee's role includes a particular focus on the qualitative aspects of financial reporting to shareholders, the Company's processes to manage business and financial risk, and compliance with significant applicable legal, ethical and regulatory requirements. The Committee is directly responsible for the appointment, compensation, retention and oversight of the independent auditor.

                                   MEMBERSHIP
                                   ----------

         The membership of the Committee consists of at least three directors, all of whom shall meet the independence requirements in accordance with the applicable rules of the National Association of Securities Dealers ("NASD") and Rule 10A-3(b) under the Securities Exchange Act of 1934, as amended (the "Exchange Act") (subject to the exemptions provided in Rule 10A-3(c)). Each member shall in the judgment of the Board have the ability to read and understand fundamental financial statements. At least one member of the Committee shall in the judgment of the Board be an "audit committee financial expert" as defined by the rules and regulations of the Securities and Exchange Commission, and at least one member (who may also serve as the audit committee financial expert) shall in the judgment of the Board meet the financial sophistication standard as defined by the requirements of the Nasdaq Stock Market, Inc. The Board appoints the members of the Committee and the chairperson. The Board may remove any member from the Committee at any time with or without cause. No member of the Audit Committee may receive, directly or indirectly, any consulting, advisory or other compensatory fee from the Company or any of its subsidiaries other than fees paid in his or her capacity as a member of the Board of Directors or a committee of the Board.

                                   OPERATIONS
                                   ----------

         The Committee meets at least four times a year. Additional meetings may occur as the Committee or its chair deems advisable. The Committee will cause to be kept adequate minutes of all its proceedings, and will report on its actions and activities at the next meeting of the Board. Committee members will be furnished with copies of the minutes of each meeting. The Committee is governed by the same rules regarding meetings, action without meetings, notice, waiver of notice, and quorum and voting requirements as are applicable to the Board. The Committee is authorized and empowered to adopt its own rules of procedure not inconsistent with (a) any provision of this Charter, (b) any provision of the Bylaws of the Company, or (c) the laws of Virginia.

                                 COMMUNICATIONS
                                 --------------

         The independent auditor reports directly to the Committee. The Committee is expected to maintain free and open communications with the independent auditor and management. This communication may include periodic private executive sessions with either party.

                                    EDUCATION
                                    ---------

         The Company is responsible for providing new members with appropriate orientation briefings and educational opportunities, and the full Committee with educational resources related to accounting principles and procedures, current accounting topics pertinent to the Company and other material as may be requested by the Committee. The Company will assist the Committee in maintaining appropriate financial literacy.

                                    AUTHORITY
                                    ---------

         The Committee will have the resources and authority necessary to discharge its duties and responsibilities. The Committee has sole authority to retain and terminate outside counsel or other experts or consultants, as it deems appropriate, including sole authority to approve the firms' fees and other retention terms. The Committee will be provided with appropriate funding by the Company, as the Committee determines, for the payment of compensation to the Company's independent auditor; outside counsel and other advisors as it deems appropriate, and ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties. In discharging its oversight role, the Committee is empowered to investigate any matter brought to its attention. Any communications between the Committee and legal counsel in the course of obtaining legal advice will be considered privileged communications of the Company, and the Committee will take all necessary steps to preserve the privileged nature of those communications. The Committee may form and delegate authority to subcommittees and may delegate authority to one or more designated members of the Committee.

                                RESPONSIBILITIES
                                ----------------

         The Committee's specific responsibilities in carrying out its oversight role are delineated in the Audit Committee Responsibilities Calendar. The Responsibilities Calendar will be updated annually to reflect changes in regulatory requirements, authoritative guidance, and evolving oversight practices. As the compendium of Committee responsibilities, the most recently updated Responsibilities Calendar will be considered to be an addendum to this Charter. The Committee relies on the expertise and knowledge of management and the independent auditor in carrying out its oversight responsibilities. Management of the Company is responsible for determining that the Company's financial statements are complete, accurate and in accordance with generally accepted accounting principles. The independent auditor is responsible for auditing the Company's financial statements. It is not the duty of the Committee to plan or conduct audits, to determine that the financial statements are complete and accurate and in accordance with generally accepted accounting principles, to conduct investigations, or to assure compliance with laws and regulations or the Company's standards of business conduct, codes of ethics, internal policies, procedures and controls.

                    AUDIT COMMITTEE RESPONSIBILITIES CALENDAR
                    -----------------------------------------

======== ============================================================  ======  ======  ======  ======  =============
 Task                       Responsibility                               Q1      Q2      Q3      Q4       As Req'd
======== ============================================================  ======  ======  ======  ======  =============
  1      Review the Committee's charter; reassess its adequacy;                                           Annually
         recommend changes to Sutron Board; make changes that result from new laws or regulations.
-------- ------------------------------------------------------------  ------  ------  ------  ------  -------------
  2      Test for independence of each Committee member.                                                  Annually
-------- ------------------------------------------------------------  ------  ------  ------  ------  -------------
  3      Ascertain that at least one Committee member meets the                                           Annually
         requirements of a financial expert.
-------- ------------------------------------------------------------  ------  ------  ------  ------  -------------
  4      Meet at least four times per year.                               x       x       x       x
-------- ------------------------------------------------------------  ------  ------  ------  ------  -------------

-------- ------------------------------------------------------------  ------  ------  ------  ------  -------------
  5      Review and discuss the Company's quarterly financial             x       x       x       x       x
         statements and earnings release with management.
-------- ------------------------------------------------------------  ------  ------  ------  ------  -------------
  6      Conduct executive sessions with the outside auditors, Sutron                                     x
         officers, Sutron representatives and anyone else as desired by the Committee.
-------- ------------------------------------------------------------  ------  ------  ------  ------  -------------
  7      Hire outside counsel or other consultants as necessary.                                          x
-------- ------------------------------------------------------------  ------  ------  ------  ------  -------------
  8      Appoint the independent auditors; establish the audit fees;                                      x
         pre-approve any non-audit services provided by the
         independent auditors, including tax services, before the
         services are rendered.
-------- ------------------------------------------------------------  ------  ------  ------  ------  -------------
  9      Review and evaluate the performance of the independent                                           x
         auditors and review with the full Board any proposed
         discharge of the independent auditors.
-------- ------------------------------------------------------------  ------  ------  ------  ------  -------------
 10      Ascertain that the lead (or concurring) audit partner from                                       x
         any public accounting firms performing audit services,
         serves in that capacity for no more than five fiscal years of the Company.
======== ============================================================  ======  ======  ======  ======  =============
 Task                       Responsibility                               Q1      Q2      Q3      Q4       As Req'd
======== ============================================================  ======  ======  ======  ======  =============
 11      Ascertain that any partner other than the lead or concurring                                     x
         partner serves no more than seven years at the partner level on the Company's audit.
-------- ------------------------------------------------------------  ------  ------  ------  ------  -------------
 12      Review with management the policies and procedures with                                          Annually
         respect to officers' expense accounts and perquisites,
         including their use of corporate assets, and consider the
         results of any review of these areas by the independent
         auditors.
-------- ------------------------------------------------------------  ------  ------  ------  ------  -------------
 13      Consider, with management, the rationale for employing                                           x
         audit firms other than the principal independent auditors.
-------- ------------------------------------------------------------  ------  ------  ------  ------  -------------
 14      Inquire of management and the independent auditors about         x       x       x       x       x
         significant risks or exposures facing the Company; assess
         the steps management has taken or proposes to take to
         minimize such risks to the Company; and periodically review compliance with such steps.
-------- ------------------------------------------------------------  ------  ------  ------  ------  -------------
 15      Review with the independent auditor and appropriate Company                                      x
         personnel, the audit scope and plan of the independent
         auditors. Address the coordination of audit efforts to
         assure the completeness of coverage, reduction of redundant efforts, and the effective use of audit resources.
-------- ------------------------------------------------------------  ------  ------  ------  ------  -------------
 16      Inquire of the CEO and CFO regarding the "quality of             x       x       x       x       x
         earnings" of the Company from a subjective as well as an
         objective standpoint.
-------- ------------------------------------------------------------  ------  ------  ------  ------  -------------
 17      Review with the independent accountants: (1) the adequacy                                        x
         of internal controls including computerized information and system controls and security; (2) any related significant
         findings and recommendations of the independent auditors
         together with management's responses thereto.
-------- ------------------------------------------------------------  ------  ------  ------  ------  -------------
 18      Review with management and the independent auditor the           x       x       x       x       x
         effect of any regulatory and accounting initiatives, as
         well as off-balance sheet structures, if any.
-------- ------------------------------------------------------------  ------  ------  ------  ------  -------------

======== ============================================================  ======  ======  ======  ======  =============
 Task                       Responsibility                               Q1      Q2      Q3      Q4       As Req'd
======== ============================================================  ======  ======  ======  ======  =============
 19      Review with management and the independent auditors the          x       x       x       x       x
         interim annual financial report before it is filed with the
         SEC or other regulators.
-------- ------------------------------------------------------------  ------  ------  ------  ------  -------------
 20      Review with each public accounting firm that performs an                                         x
         audit: (1) all critical accounting policies and practices
         used by the company; (2) all alternative treatments of
         financial information within generally accepted accounting principles that have been discussed with management of the
         Company, the ramifications of each alternative, and the
         treatment preferred by the Company.
-------- ------------------------------------------------------------  ------  ------  ------  ------  -------------
 21      Review all material written communications between the                                           x
         independent auditors and management, such as any management letter or schedule of unadjusted differences.
-------- ------------------------------------------------------------  ------  ------  ------  ------  -------------
 22      Review with management and the independent auditors: (1)                                         x
         the Company's annual financial statements and related
         footnotes; (2) the independent auditors' audit of the
         financial statements and their report thereon; (3) the
         independent auditors' judgments about the quality, not just the acceptability, of the Company's accounting principles
         as applied in its financial reporting; (4) any significant changes required in the independent auditors' audit plan;
         (5) any serious difficulties or disputes with management
         encountered during the audit; (6) matters required to be
         discussed by Statement on Auditing Standards No. 61,
         COMMUNICATION WITH AUDIT COMMITTEES, as amended, related to the conduct of the audit.
-------- ------------------------------------------------------------  ------  ------  ------  ------  -------------
 23      Review with the general counsel any legal and regulatory         x       x       x       x       x
         matters that, in the opinion of management, may have a
         material impact on the financial statements, related
         Company compliance policies, and programs and reports
         received from regulators.
-------- ------------------------------------------------------------  ------  ------  ------  ------  -------------
 24      Periodically review the Company's code of conduct to ensure                                      Annually
         that it is adequate and up-to-date.
-------- ------------------------------------------------------------  ------  ------  ------  ------  -------------

======== ============================================================  ======  ======  ======  ======  =============
 Task                       Responsibility                               Q1      Q2      Q3      Q4       As Req'd
======== ============================================================  ======  ======  ======  ======  =============
 25      Review with the general counsel the results of its review              Annually
         of the monitoring of compliance with the Company's code of conduct.
-------- ------------------------------------------------------------  ------  ------  ------  ------  -------------
 26      Review the procedures for the receipt, retention, and          x
         treatment of complaints received by the Company regarding
         accounting, internal accounting controls, or auditing
         matters that may be submitted by any party internal or
         external to the organization.
-------- ------------------------------------------------------------  ------  ------  ------  ------  -------------
 27      Review any complaints that might have been received,           x
         current status, and resolution if one has been reached.
-------- ------------------------------------------------------------  ------  ------  ------  ------  -------------
 28      Review procedures for the confidential, anonymous submission            x      x     x      x         x
         by employees of the organization of concerns regarding
         questionable accounting or auditing matters.
-------- ------------------------------------------------------------  ------  ------  ------  ------  -------------
 29      Review any submissions that have been received, the current            x      x     x      x         x
         status, and the resolution if one has been reached.
-------- ------------------------------------------------------------  ------  ------  ------  ------  -------------
 30      Perform such other functions as assigned by law, the                   x
         Company's charter or bylaws, or the Board.
-------- ------------------------------------------------------------  ------  ------  ------  ------  -------------
 31      Evaluate the independent auditors and internal auditors.                                  x
-------- ------------------------------------------------------------  ------  ------  ------  ------  -------------
 32      Conduct a self-assessment and 360-degree evaluation of                              Annually
         all members.
-------- ------------------------------------------------------------  ------  ------  ------  ------  -------------
 33      Create an agenda for the ensuing year or review and approve            x
         the agenda submitted by appropriate Company personnel
-------- ------------------------------------------------------------  ------  ------  ------  ------  -------------
 34      Oversee the preparation of an annual report of the Audit               x
         Committee as required by the rules of the SEC and the
         annual affirmation required by the appropriate listing
         exchange, if necessary.
-------- ------------------------------------------------------------  ------  ------  ------  ------  -------------
 35      When required by SEC rules, include in the annual Proxy                x
         Statement for the Company a report of the Committee in
         accordance with the Proxy Rules promulgated by the SEC.
======== ============================================================  ======  ======  ======  ======  =============

                                      PROXY
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                               SUTRON CORPORATION

         The undersigned hereby appoints Thomas Keefer and Sidney C. Hooper proxies, each with power to act without the other and with power of substitution, and hereby authorizes them to represent and vote, as designated on the other side, all the shares of stock of Sutron Corporation standing in the name of the undersigned with all powers which the undersigned would possess if present at the Annual Meeting of Stockholders of the Company to be held at 21300 Ridgetop Circle, Sterling, Virginia at 1:30 p.m. on May 17, 2006 or any adjournment thereof.

       (CONTINUED, AND TO BE MARKED, DATED AND SIGNED, ON THE OTHER SIDE)



THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2.

1.  ELECTION OF DIRECTORS

    NOMINEES: Raul S. McQuivey, Daniel W. Farrell, Robert F. Roberts, Jr.,
              Andrew D. Lipman, Thomas R. Porter

    (INSTRUCTION:  TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE,
                   WRITE THAT NOMINEE'S NAME IN THE SPACE PROVIDED BELOW.)

For all nominees listed to the right (except as marked to the contrary)     [_]
WITHHOLD AUTHORITY to vote for all nominees listed to the right             [_]


2. Ratification of Thompson, Greenspon & Co., P.C. as the independent certified public accountants of the corporation.
    FOR         AGAINST         ABSTAIN
    [_]           [_]             [_]


3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.


Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated:  ______________________________________________ 2006

______________________________________________________
                        (Signature)

______________________________________________________
                (Signature if held jointly)

PLEASE SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED
ENVELOPE.